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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 27, 2005

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

           Georgia                       1-13941                58-0687630
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 (State or other Jurisdiction of     (Commission File         (IRS Employer
 Incorporation or Organization)          Number)           Identification No.)

             309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                             30305-2377
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       (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 27, 2005, Aaron Rents, Inc. (the "Company") issued a press release to announce its financial results for the second quarter of 2005. A copy of the press release is attached as Exhibit 99.1.

     The press release presents certain revenue and earnings information excluding the Company's revenues and profit on the dispositions of its investments in Rainbow Rentals, Inc. stock in the second quarter of 2004 and in Rent-Way, Inc. stock in the second quarter of 2005.

     Because the Company is not primarily engaged in the business of buying and selling securities for trading purposes, management believes that presentation of non-GAAP financial measures such as its revenues and earnings excluding the effect of these stock transactions is useful because it allows investors and management to evaluate and compare the core operations of the Company from period to period in a more meaningful manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures, however, should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired:

     None.

(b)  Pro Forma Financial Information:

     None.

(c)  Exhibits:

EXHIBIT NO.                               DESCRIPTION
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   99.1        Aaron Rents, Inc. press release dated July 27, 2005, announcing the Company's financial results for the second quarter of 2005 (furnished pursuant to Item 2.02 of Form 8-K).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AARON RENTS, INC.

                                             By:   /s/ Gilbert L. Danielson
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                                                   Gilbert L. Danielson
                                                   Executive Vice President,
Date:  July 27, 2005                               Chief Financial Officer